Horizons ETF Trust I

Horizons DAX Germany ETF (DAX)

Horizons NASDAQ 100® Covered Call ETF (QYLD)

Horizons S&P 500® Covered Call ETF (HSPX)

Supplement dated September 28, 2018 to
the Summary Prospectuses, Prospectuses and
Statement of Additional Information (“SAI”) dated February 28, 2018, as supplemented to date

This Supplement provides new and additional information beyond that contained in the above-mentioned Prospectuses, Summary Prospectuses, and SAI for the Funds and should be read in conjunction with those documents.

On September 27, 2018, the Board of Trustees (the “Board”) of Horizons ETF Trust I unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganizations (each, a “Reorganization” and, collectively, the “Reorganizations”) of each of its series listed below (each, an “Acquired Fund” and, collectively, the “Acquired Funds”) into the series of the Global X Funds listed below (each, an “Acquiring Fund” and, collectively, the “Acquiring Funds”):

Acquired Funds (series of Horizons ETF Trust I)		Acquiring Funds (series of Global X Funds)
Horizons DAX Germany ETF	into	Global X DAX Germany ETF
Horizons NASDAQ 100® Covered Call ETF	into	Global X NASDAQ 100® Covered Call ETF
Horizons S&P 500® Covered Call ETF	into	Global X S&P 500® Covered Call ETF

If the Reorganizations are completed as proposed, each shareholder of the applicable Acquired Fund would become a shareholder in the corresponding Acquiring Fund. The Agreement provides for: (a) the transfer of the assets and stated liabilities of each Acquired Fund in exchange for shares of the corresponding Acquiring Fund and cash in lieu of fractional shares of the corresponding Acquiring Fund, and (b) the pro rata distribution of shares of the corresponding Acquiring Fund and cash in lieu of fractional shares of the corresponding Acquiring Fund by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund.

No shareholder action is necessary at this time. Shareholders of the Funds will receive a proxy statement/prospectus that contains important information about the Reorganizations and about the Acquiring Funds, including information about each Acquiring Fund’s investment strategies, risks, fees and expenses (which will remain the same). Each Reorganization is expected to be a tax-free transaction.

Shareholders of record of each of the Acquired Funds will be asked to vote on the Reorganizations. If approved by the shareholders of each Acquired Fund, the Reorganizations are expected to close on or about December 24, 2018.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquired or Acquiring Funds, nor is it a solicitation of any proxy. When it is available, please read the prospectus/proxy statement carefully before making any decision to invest or when considering a Reorganization. The prospectus/proxy statement will be available for free on the SEC’s website (www.sec.gov).

Please contact Acquired Funds at 1-844-723-8637 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE